UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

Quantum Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-13449	94-2665054
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

224 Airport Parkway	Suite 550
San Jose	CA		95110
(Address of Principal Executive Offices)			(Zip Code)

(408)	944-4000
Registrant's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	QMCO	Nasdaq Global Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Term Loan Credit Agreement

On June 1, 2023 (the “Closing Date”), Quantum Corporation (the “Company”) entered into an amendment (the “Term Loan Amendment”) to the Term Loan Credit and Security Agreement, dated as of August 5, 2021 (as the same has been and may be further amended, modified, supplemented, renewed, restated or replaced from time to time, the “Term Loan Credit Agreement”), among the Company, Quantum LTO Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Quantum LTO”), the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and Blue Torch Finance LLC, as disbursing agent and collateral agent for such lenders (the “Term Loan Agent”).

The Term Loan Amendment provides for an additional senior secured last-out term loan of $15 million (the “2023 Term Loan”), borrowed in full on the Closing Date. The terms of the 2023 Term Loan are substantially similar to the terms of the existing term loans under the Term Loan Credit Agreement, as amended by the Term Loan Amendment, including in relation to maturity and security, except that, among other things, (a) the applicable margin (i) for any 2023 Term Loan designated an “ABR Loan” is 9.00% per annum and (ii) for any 2023 Term Loan designated as a “SOFR Loan” is 10.00% per annum, (b) accrued interest on the 2023 Term Loan is payable in kind, and is capitalized and added to the principal amount of the 2023 Term Loan at the end of each interest period applicable thereto, (c) the 2023 Term Loan does not amortize prior to the maturity date thereof, (d) the 2023 Term Loan may not be prepaid prior to the payment in full of the existing term loans under the Term Loan Credit Agreement, and (e) the 2023 Term Loan is subject to certain other customary “last-out” terms.

The Term Loan Amendment, among other things, also amends certain terms of the Term Loan Credit Agreement, including without limitation, to (a) amend the total net leverage ratio financial covenant to adjust the covenant levels, commencing with the fiscal quarter ending June 30, 2023, and to exclude the 2023 Term Loan from the calculation thereof, (b) amend the daily minimum liquidity financial covenant to adjust the minimum liquidity level, and (c) amend the definition of “EBITDA” to, among other things, increase the cap on certain existing add-backs through the fiscal quarter ending March 31, 2025, and to add an add-back for certain costs, expenses and fees incurred in connection with the transactions contemplated by the Term Loan Amendment and the Revolver Amendment (as defined below).

The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Amendment to Amended and Restated Revolving Credit Agreement

On the Closing Date, the Company entered into an amendment (the “Revolver Amendment”) to the Amended and Restated Revolving Credit and Security Agreement, dated as of December 27, 2018 (as the same has been and may further be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Revolving Credit Agreement”), among the Company, Quantum LTO, the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and PNC Bank, National Association, as administrative agent and collateral agent for such lenders (the “Revolving Agent”).

The Revolver Amendment, among other things, amends certain terms of the Revolving Credit Agreement, including without limitation, to (a) amend the total net leverage ratio financial covenant to adjust the covenant levels, commencing with the fiscal quarter ending June 30, 2023, and to exclude the 2023 Term Loan from the calculation thereof, (b) amend the daily minimum liquidity financial covenant to adjust the minimum liquidity level, and (c) amend the definition of “EBITDA” to, among other things, increase the cap on certain existing add-backs through the fiscal quarter ending March 31, 2025, and to add an add-back for certain costs, expenses and fees incurred in connection with the transactions contemplated by the Revolver Amendment and the Term Loan Amendment.

The foregoing description of the Revolver Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolver Amendment, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Warrants to Purchase Stock

In connection with the Term Loan Amendment, on the Closing Date, the Company issued to the lender of the 2023 Term Loan under the Term Loan Credit Agreement (the “Initial Warrantholder”) a warrant (the “2023 Term Loan Warrant”) to purchase an aggregate of 1,250,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an exercise price of $1.00 per share. The exercise price and the number of shares underlying the 2023 Term Loan Warrant are subject to adjustment in the event of specified events, including dilutive issuances at a price lower than the exercise price of the 2023 Term Loan Warrant, a subdivision or combination of the Common Stock, a reclassification of the Common Stock or specified dividend payments. The 2023 Term Loan Warrant is exercisable until June 1, 2033. Upon exercise, the aggregate exercise price may be paid, at each warrant holder’s election, in cash or on a net issuance basis, based upon the fair market value of the Common Stock at the time of exercise. On June 2, 2023, the day after the Closing Date, the Initial Warrantholder assigned the 2023 Term Loan Warrant to its affiliate (the “Assignee Warrantholder”), at which time the original 2023 Term Loan Warrant was cancelled and a substantially identical replacement 2023 Term Loan Warrant was issued to the Assignee Warrantholder.

In connection with the Term Loan Amendment, the Company expects to issue a warrant (the “Consultant Warrant”) to purchase 50,000 shares of the Common Stock at an exercise price of $1.00 per share. The exercise price and the number of shares underlying the Consultant Warrant will be subject to adjustment in the event of specified events. The Consultant Warrant will be exercisable for a period ending on the third anniversary of the date of the Consultant Warrant.

The issuance of the 2023 Term Loan Warrant, the Consultant Warrant, and any shares of Common Stock issuable thereunder, are exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D under the Securities Act. The 2023 Term Loan Warrant, the Consultant Warrant, and any shares of Common Stock issuable thereunder, were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements.

The foregoing description of the 2023 Term Loan Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Term Loan Warrant, a copy of which is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Amendment to Registration Rights Agreement

In connection with the Term Loan Amendment, on the Closing Date, the Company, the Initial Warrantholder and the holders of the warrants previously issued to certain lenders under the Term Loan Credit Agreement (or affiliates thereof) on December 27, 2018 and June 16, 2020 (the “Existing Term Loan Warrants” and, together with the 2023 Term Loan Warrant, the “Term Loan Warrants”) entered into an amendment and joinder (the “Registration Rights Agreement Amendment”) to the Amended and Restated Registration Rights Agreement, dated as of June 16, 2020, by and among the Company and the holders of the Existing Term Loan Warrants (as amended by the Registration Rights Agreement Amendment, the “Registration Rights Agreement”). The Registration Rights Agreement Amendment, among other things, amends the Registration Rights Agreement to (a) join the Initial Warrantholder as a party to the Registration Rights Agreement, and (b) grant certain registration rights for the shares of Common Stock issuable upon the exercise of the 2023 Term Loan Warrant, consistent with the registration rights granted to the holders of the Existing Term Loan Warrants, including (i) the ability of a holder to request that the Company file a Form S-1 registration statement with respect to at least 40% of the registrable securities held by such holder as of the issuance date of the applicable Term Loan Warrants on or after June 16, 2020, (ii) the ability of a holder to request that the Company file a Form S-3 registration statement with respect to outstanding registrable securities if at any time the Company is eligible to use a Form S-3 registration statement, and (iii) customary piggyback registration rights, subject to certain customary limitations. On June 2, 2023, in connection with the assignment of the 2023 Term Loan Warrant, the Initial Warrantholder assigned its rights and obligations under the Registration Rights Agreement to the Assignee Warrantholder, and the Assignee Warrantholder assumed those rights and obligations and joined as a party to the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement Amendment, a copy of which is filed as Exhibit 4.2 to this Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Financial Operations and Financial Condition.

On June 6, 2023, we reported our financial results for the quarter and full year ended March 31, 2023. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 31, 2023, the Company’s board of directors (the “Board”) approved a global efficiency plan (the “Efficiency Plan”). The Efficiency Plan is intended to support the Company’s strategic plan and reduce operating expenses by further aligning its cost structure to focus on areas the Company believes are more likely to generate the best long-term results, in light of the current industry and macro-economic environment. As a result, the Company's activities under the Efficiency Plan include a reduction of the Company’s global workforce by over 10%. These activities are expected to be substantially completed by the end of fiscal year 2025. The Company currently estimates it will incur cash pre-tax restructuring charges of approximately $8.5 million through the end of fiscal year 2025, as a result of the Efficiency Plan, comprised primarily of severance and related costs. The charges that the Company expects to incur in connection with the Efficiency Plan are estimates and subject to a number of assumptions, and actual results may differ materially.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 6, 2023, the Board appointed Laura A. Nash as Chief Accounting Officer of the Company. Ms. Nash will succeed Lewis Moorehead, who will be transitioning out of his current role of Chief Accounting Officer effective June 6, 2023, and will serve as the Company’s Vice President, Finance and Treasurer.

Ms. Nash, age 43, has served as the Company’s Controller since June 2019. Prior to that, from September 2005 to June 2019, Ms. Nash held various positions in Audit and Financial Accounting Advisory Services at Ernst & Young, an accounting firm, in both the U.S. and the UK. Ms. Nash holds a Bachelor of Laws from University of Aberdeen and a Certificate in Accounting from University of Washington – Michael G. Foster School of Business. She is a member of the Institute of Chartered Accountants of Scotland.

In connection with her appointment as Chief Accounting Officer, Ms. Nash entered into an offer letter (the “Offer Letter”) with the Company setting forth the terms of her employment and compensation. Pursuant to the Offer Letter, Ms. Nash will receive an annual base salary of $285,000 and will participate in the Company’s annual bonus program with a target bonus equal to 35% of her base salary, with the actual payout to be based on company and individual performance. Ms. Nash will receive 50,000 restricted stock units (“RSUs”), which will vest in three equal installments on each anniversary of the grant date, subject to her continued employment. In addition, Ms. Nash will also receive 50,000 performance-

based RSUs, which will vest according to specific performance metrics approved by the Leadership and Compensation Committee of the Board (the “Committee”), subject to continued employment.

Ms. Nash will also be eligible to participate in the Company’s Change of Control Program and will become a party to the Company’s standard Change of Control Agreement (the “Change of Control Agreement”). In addition, if Ms. Nash (a) experiences an Involuntary Termination, and (b) the termination of her employment occurs outside of a Change of Control Period (each as defined in the Change of Control Agreement), she will be entitled to severance benefits a lump sum in an amount equal to six months of her then-annual base salary and, if she elects continuation coverage under COBRA, up to six months of COBRA benefits.

There are no family relationships between Ms. Nash and any director or executive officer of the Company, and there are no transactions between Ms. Nash and the Company that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

The foregoing descriptions of the Offer Letter and Change of Control Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are attached hereto as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K, including the documents incorporated herein by reference, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, but are not limited to, statements related to activities expected to be undertaken in connection with the Efficiency Plan, expected costs associated with the Efficiency Plan and the expected timing of completion thereof. These forward-looking statements may be identified by the use of terms and phrases such as “anticipates,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “plans,” “projects,” “targets,” “will,” and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the need to address the many challenges facing our business; the potential impact of the macroeconomic and inflationary conditions on our business, including potential disruptions to our supply chain, employees, operations, sales and overall market conditions; the competitive pressures we face; risks associated with executing our strategy; the distribution of our products and the delivery of our services effectively; estimates and assumptions related to the cost (including any possible disruption of our business) and the anticipated benefits of the Efficiency Plan; the outcome of any claims and disputes; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the SEC, including our Annual Report on Form 10-K for the year ended March 31, 2022 and subsequent filings with the SEC. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law or regulation.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Warrant to Purchase Common Stock, dated June 1, 2023, Warrant No. 2023-2, issued to OC III LVS XL LP.
4.2
Amendment No. 1 and Joinder to Amended and Restated Registration Rights Agreement, dated as of June 1, 2023, between the Company, OC II FIE V LP, Blue Torch Credit Opportunities Fund I LP, BTC Holdings SC Fund LLC and CO Finance LVS XVII LLC.

10.1
Fourth Amendment dated June 1, 2023 to Term Loan Credit and Security Agreement dated August 5, 2021 by and among the Company, Quantum LTO Holdings, LLC, Square Box Systems Limited, the lenders party thereto, and Blue Torch Finance LLC, as disbursing agent and collateral agent for such lenders.

10.2
Tenth Amendment dated June 1, 2023 to Amended and Restated Revolving Credit and Security Agreement dated December 27, 2018 by and among the Company, Quantum LTO Holdings, LLC, Square Box Systems Limited, the lenders party thereto, and PNC Bank, National Association, as administrative agent for such lenders.

10.3	Offer Letter dated June 5, 2023 by and between the Company and Laura Nash.
10.4	Form of Amended and Restated Change of Control Agreement between the Company and each of the Company’s Executive Officers (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed November 6, 2015).
99.1	Press Release dated June 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quantum Corporation
(Registrant)

June 6, 2023	/s/ Lewis W. Moorehead
(Date)	Lewis W. Moorehead
Chief Accounting Officer